UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2017

INTERNATIONAL TOWER HILL MINES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33638	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1177 West Hastings Street, Suite 2300, Vancouver, British Columbia, Canada	V6E 2K3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 683-3332

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2017, International Tower Hill Mines Ltd. (the “Company”) held its 2017 Annual General Meeting of Shareholders. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 18, 2017.

Proposal One — Fixing Number of Directors.

The number of directors was fixed at eight. The voting results were as follows:

Votes Cast For	Votes Cast Against	Shares Represented But Not Voted
84,925,384	692,014	8,378,945

Proposal Two — Election of Directors.

The shareholders elected all eight nominees named in the proxy statement. The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Marcelo Kim	85,040,156	702,240	8,378,946
Stephen Lang	85,123,521	618,876	8,378,946
Anton Drescher	76,704,364	9,038,033	8,378,946
John Ellis	76,994,869	8,747,520	8,378,946
Mark Hamilton	84,974,596	767,801	8,378,946
Thomas Weng	85,117,923	624,473	8,378,946
Thomas Irwin	85,134,238	608,158	8,378,946
Victor Flores	85,022,423	719,973	8,378,946

As all directors received greater than 50% of the votes cast, no director is required to submit his resignation pursuant to the Company’s “Majority Voting in Director Elections” Policy.

Proposal Three — Ratification of the Appointment and Compensation of the Company’s Auditors.

The shareholders ratified the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as auditors/independent registered public accountants for the Company for the fiscal year ending December 31, 2017. In accordance with the Articles of the Company, the directors were also authorized to fix the auditors’ remuneration. The voting results were as follows:

Votes Cast For	Votes Withheld
93,660,931	335,412

Proposal Four — Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say on Pay”).

The shareholders approved the compensation of the Company’s named executive officers. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
84,170,485	1,015,271	431,641	8,378,946

Proposal Five —Vote on the Issuance of Common Shares to Thomas Irwin

The shareholders approved the issuance of 265,454 common shares to Thomas Irwin. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
84,188,110	1,415,847	188,440	8,378,946

Proposal Six — Vote on the Approval of the Company’s 2017 Deferred Share Unit Incentive Plan.

The shareholders approved the Company’s 2017 Deferred Share Unit Incentive Plan. The voting results were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
74,895,424	10,624,989	221,985	8,378,946

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Tower Hill Mines Ltd.
(Registrant)

Dated: May 25, 2017	By:	/s/ Karl Hanneman
	Name:	Karl Hanneman
	Title:	President and Chief Executive Officer